UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 9, 2005
VIASPACE Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Lincoln Ave., Altadena, California	91001

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	626-296-6310
Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 7.01 Regulation FD Disclosure.
VIASPACE Inc. will be making presentations to financial analysts, investment bankers, financial institutions and other investors and/or shareholders beginning on December 12, 2005. A copy of the slide presentation is hereby incorporated by reference into this Item 7.01 and furnished as part of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
Exhibit No. Description
99.1 Slide Presentation to be given by VIASPACE Inc. beginning on December 12, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.
December 9, 2005	By:	Stephen J. Muzi
		Name:	Stephen J. Muzi
		Title:	Chief Financial Officer